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                                                                    EXHIBIT 21.1

                              KENNEDY-WILSON, INC.

                              LIST OF SUBSIDIARIES

                                                                                JURISDICTION OF
NAME OF SUBSIDIARY                                                               INCORPORATION
------------------                                                              ---------------
1.    11743 Kiowa Partners Corporation                                           California
2.    301 South Fair Oaks, LLC                                                   California
3.    453 Barrington Property Group, Inc.                                        Delaware
4.    5900 Sepulveda Property Group, Inc.                                        California
5.    6425 Reseda, LLC (formerly Arnaz 95, Corp.)                                California
6.    Ace Capital Holding, Inc.                                                  Caymen Islands
7.    Ace Capital, Inc.                                                          Caymen Islands
8.    Asset One                                                                  Japan
9.    Beverly Crescent LLC                                                       California
10.   Camden Investment Property Group, Inc.                                     California
11.   Carriage Villas Group, Inc.                                                California
12.   Cathedral Hill Vistas                                                      California
13.   Choei Building Management K.K.                                             Japan
14.   Choei Create K.K.                                                          Japan
15.   Choei Kaihatsu K.K.                                                        Japan
16.   Choei Urban K.K.                                                           Japan
17.   Colony KW Investment Y.K.                                                  Japan
18.   Colony-KW Partners, L.P.                                                   Delaware
19.   Dealco One, Inc.                                                           California
20.   Dealco Two, Inc.                                                           California
21.   Del Mar Pasadena, LLC                                                      California
22.   Downtown NY Properties I, LLC                                              California
23.   Downtown Properties II, LLC                                                California
24.   E Property, Inc. (formerly e-KWIC, Inc.)                                   California
25.   Ebisu Investors I, LLC                                                     Delaware
26.   Edinger Business Centre Group Inc.                                         California
27.   Hilltop Colony, LLC                                                        California
28.   JUL K.K.                                                                   Japan
29.   Jutaku Ryutoso                                                             Japan
30.   K.A. Capital K.K.                                                          Japan
31.   Kennedy Goldman (HK) Limited                                               Hong Kong
32.   Kennedy-Goldman Holdings Limited                                           British Virgin Islands
33.   Kennedy-Wilson D.C. Properties, Ltd.                                       Delaware
34.   Kennedy-Wilson Florida Management Inc.                                     Delaware
35.   Kennedy-Wilson Hong Kong, Ltd.                                             Hong Kong
36.   Kennedy-Wilson Hospitality Corp., Inc.                                     California
37.   Kennedy-Wilson International                                               California
38.   Kennedy-Wilson International of New York, Inc.                             New York
39.   Kennedy-Wilson Japan Co., Ltd.                                             Japan
40.   Kennedy-Wilson Japan K.K.                                                  Japan
41.   Kennedy-Wilson Kentucky Management Inc.                                    Delaware
42.   Kennedy-Wilson Minnesota Management Inc.                                   Delaware
43.   Kennedy-Wilson Nevada Management Inc.                                      Delaware
44.   Kennedy-Wilson Ohio Management, Inc.                                       Delaware
45.   Kennedy-Wilson Pennsylvania Management Inc.                                Delaware

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
46.   612 S. Flower LLC (formerly Kennedy-Wilson Portfolio Fund I, LLC)          Delaware
47.   Kennedy-Wilson Portfolio Fund II, LLC                                      Delaware
48.   Kennedy-Wilson Properties Houston Center Ltd.                              Texas
49.   Kennedy-Wilson Properties Ltd.                                             Illinois
50.   Kennedy-Wilson Properties Ltd.                                             Delaware
51.   Kennedy-Wilson Properties of Arizona Ltd.                                  Arizona
52.   Kennedy-Wilson Properties of Colorado Ltd.                                 Colorado
53.   Kennedy-Wilson Properties of Connecticut Ltd.                              Connecticut
54.   Kennedy-Wilson Properties of Delaware, Ltd.                                Delaware
55.   Kennedy-Wilson Properties of Georgia Ltd.                                  Georgia
56.   Kennedy-Wilson Properties of Indiana Ltd.                                  Indiana
57.   Kennedy-Wilson Properties of Louisiana Ltd.                                Delaware
58.   Kennedy-Wilson Properties of Maryland Ltd.                                 Maryland
59.   Kennedy-Wilson Properties of Massachusetts Ltd.                            Massachusetts
60.   Kennedy-Wilson Properties of Michigan Ltd.                                 Michigan
61.   Kennedy-Wilson Properties of Missouri Ltd.                                 Missouri
62.   Kennedy-Wilson Properties of New Mexico, Ltd.                              New Mexico
63.   Kennedy-Wilson Properties of New York Ltd.                                 New York
64.   Kennedy-Wilson Properties of North Carolina Ltd.                           North Carolina
65.   Kennedy-Wilson Properties of Oklahoma Ltd.                                 Oklahoma
66.   Kennedy-Wilson Properties of Oregon, Ltd.                                  Oregon
67.   Kennedy-Wilson Properties of Rhode Island Ltd.                             Rhode Island
68.   Kennedy-Wilson Properties of Tennessee Ltd., Corp.                         Tennessee
69.   Kennedy-Wilson Properties of Texas Ltd.                                    Texas
70.   Kennedy-Wilson Properties of Washington Ltd.                               Washington
71.   Kennedy-Wilson RHA Holding Company, Inc.
72.   Kennedy-Wilson Tech, Ltd.                                                  California
73.   Kennedy-Wilson Virginia Management Inc.                                    Delaware
74.   Kennedy-Wilson Wisconsin Management, Inc.                                  Delaware
75.   KMK K.K.                                                                   Japan
76.   Kona Surf Group, Inc.                                                      California
77.   Kona Surf Investors, LLC                                                   California
78.   Kuhio Group Inc.                                                           California
79.   KW 1055 Wilshire Group, Inc.                                               California
80.   KWP Financial VII (formerly K-W 601 West Fifth Group, Inc.)                California
81.   K-W 6380 Wilshire Group, Inc.                                              California
82.   KW 7080 Hollywood Group                                                    California
83.   K-W 801 Flower Group, Inc.                                                 California
84.   K-W Black Oak, Inc.                                                        California
85.   K-W Black Oak, LLC                                                         California
86.   KW Capital Corporation                                                     California
87.   KW Courtyard Homes Group, Inc.                                             California
88.   KW Courtyard Homes, LLC                                                    California
89.   KW Crescent Group, Inc.                                                    California
90.   KW Del Mar Group, Inc.                                                     California
91.   K-W Euclid, Inc.                                                           California
92.   K-W Hilltop, Inc.                                                          California
93.   KW Japan Investments, Inc.                                                 Delaware
94.   KW Kau Group, Inc.                                                         California
95.   KW Kau LLC                                                                 California
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
96.   KW Kohanaiki Group, Inc.                                                   California
97.   KW Kohanaiki LLC                                                           California
98.   KW Management Svs. Inc.                                                    California
99.   KW Maple Partners, Inc.                                                    California
100.  K-W Mitchell, Inc.                                                         California
101.  KW Paseo Group, Inc.                                                       California
102.  KW Paseo Heights, Inc.                                                     California
103.  KW Paseo Heights, LLC                                                      California
104.  San Pedro Investment, Inc. (formerly KW Portfolio II, Inc.)                Delaware
105.  KW Portfolio I, Inc.                                                       Delaware
106.  K-W Properties                                                             California
107.  KW Properties I                                                            California
108.  K-W Puako Group, Inc.                                                      California
109.  KW Puako LLC                                                               California
110.  KW Reno Equity, Inc.                                                       California
111.  KW Rochester 24, LLC                                                       California
112.  KW Rochester Group, Inc.                                                   California
113.  KW Rochester, Inc.                                                         California
114.  K-W Santiago Inc.                                                          California
115.  KW SFR Properties Inc.                                                     California
116.  KW Upland Equities, Inc.                                                   California
117.  KW Valencia Group, Inc.                                                    California
118.  K-W Vista Del Valle, LLC                                                   California
119.  KW Westlake 15, Inc.                                                       California
120.  KW-A, LLC                                                                  California
121.  KW-LP Investments, Inc.                                                    California
122.  KWP Financial                                                              California
123.  KWP Financial I                                                            California
124.  KWP Financial II                                                           California
125.  KWP Financial III                                                          California
126.  KWP Financial IV                                                           California
127.  KWP Financial V                                                            California
128.  KWP Financial VI (formerly Falcon Crest)                                   California
129.  K-W Portfolio Group III, LLC                                               Delaware
130.  May K.K.                                                                   Japan
131.  MBM K.K.                                                                   Japan
132.  MK Property K.K.                                                           Japan
133.  Monarch Investors, Inc.                                                    California
134.  Mutual Capital Mortgage Company                                            California
135.  NOV K.K.                                                                   Japan
136.  OCT K.K.                                                                   Japan
137.  Pacific Servicing of Japan, Ltd.                                           Japan
138.  Pacten Valencia Associates, LLC                                            California
139.  Plaza Centre Group, Inc.                                                   California
140.  Prestonwood Group, Inc.                                                    California
141.  R-100 Corp.                                                                California
142.  Rancho Del Valle Properties Group Inc.                                     California
143.  SFR Properties, LLC                                                        California
144.  Ski Monarch, LLC                                                           California
145.  Southwood Townhomes Group, Inc.                                            California
146.  SSI K.K.                                                                   Japan
147.  SSK K.K.                                                                   Japan
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
148.  Stonegate Group Inc.                                                       California
149.  TST K.K.                                                                   California
150.  TUE K.K.                                                                   Japan
151.  VDE Corona Group Inc.                                                      California
152.  Vista Del Valle, LLC                                                       California
153.  Vista Waikoloa Group, Inc.                                                 California
154.  Westborough Court Group, Inc.                                              California
155.  Wilshire & 7th Properties, Inc.                                            California
156.  Wilshire Manning Corp.                                                     Delaware
157.  Wilshire Manning LLC                                                       Delaware
158.  Woodcreek, Inc.                                                            California
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